SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                 May 16, 2003
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                     (Date of earliest event reported)


                          Laurel Capital Group, Inc.
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            (Exact name of registrant as specified in its charter)


Pennsylvania                          0-23010                     25-1717451
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                           Identification No.)



2724 Harts Run Road, Allison Park, Pennsylvania                      15101
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(Address of principal executive offices)                           (Zip Code)


                                (412) 487-7404
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             (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




                              Page 1 of 4 Pages
                       Exhibit Index appears on Page 4



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are filed with this report:


      Exhibit Number                         Description
      --------------                         -----------

      99.1                         Press Release dated May 16, 2003


Item 9.   REGULATION FD DISCLOSURE (RESULTS OF OPERATIONS AND FINANCIAL
          CONDITION)

     On May 16, 2003, Laurel Capital Group, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.

































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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LAUREL CAPITAL GROUP, INC.




Date: June 3, 2003                   By:  /s/ Edwin R. Maus
                                          -------------------------------
                                          Edwin R. Maus
                                          President and Chief Executive Officer
































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                               EXHIBIT INDEX




  Exhibit Number                                  Description
  --------------                                  -----------

  99.1                                  Press Release dated May 16, 2003




































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